Exhibit 10.35

September 23, 2002

Dr. Allen Kahn
Apt 7808
175 E. Delaware Place
Chicago, IL 60611

Dear Dr. Kahn:

This letter shall serve as documentation of our recent discussions in which you have agreed to extend the maturity date the following convertible and non-convertible notes for an additional twenty four months from their revised maturity dates as documented per our June 27, 2001 agreement. As discussed, the conversion feature (Section 3 of the note agreements) remains unchanged by this extension agreement.

Date of Convertible Note      Amount            Revised Maturity
------------------------      ------            ----------------
October 26, 1999              $200,000          October 26, 2004
November 22, 1999             $100,000          November 22, 2004
February 18,2000              $75,000           February 18, 2005

Date of Note                  Amount            Revised Maturity
------------                  ------            ----------------
November 17, 2000             $200,000          November 17, 2004

If you are in agreement with above information, please sign below and return an original to my attention.

Sincerely,


/s/ Charles E. Coppa                                  /s/ Dr. Allen Kahn
Charles E. Coppa                                      Agreed, Dr. Allen Kahn
Chief Financial Officer